UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2017

Naked Brand Group Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37662	99-0369814
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

10th Floor – 95 Madison Avenue, New York, NY 10016

(Address of principal executive offices) (Zip Code)

212.851.8050

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Entry into Securities Purchase Agreement.

On January 12, 2017, Naked Brand Group Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain investors providing for the issuance and sale by the Company of 1,879,811 shares of the Company’s common stock, par value $0.001 per share (the “Shares”), in a registered direct offering (the “Offering”).  The Shares were offered at a price of $1.04 per Share.

The gross proceeds from the Offering are $1.955 million. The Company intends to use the proceeds from the Offering to provide working capital for general corporate purposes and to support Naked's ongoing operations through the estimated timeframe to completion of its proposed merger with Bendon Limited, the Letter of Intent for which was announced January 13, 2017.

The Shares were offered by the Company pursuant to a shelf registration statement on Form S-3 (File No. 333-213965), which was declared effective by the Securities and Exchange Commission (the “SEC”) on October 19, 2016.  The Shares may be offered only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.  A prospectus supplement relating to the Offering will be filed with the SEC and will be available on the SEC’s website at http://www.sec.gov.

Attached as Exhibit 5.1 to this Current Report is the opinion of Duane Morris LLP relating to the legality of the issuance and sale of the Shares.

The Purchase Agreement contains customary representations, warranties and covenants by the Company and the investors including representations and warranties that the respective parties made to, and solely for the benefit of, the other parties thereto in the context of all of the terms and conditions of that agreement and in the context of the specific relationship between the parties. The provisions of the Purchase Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to the Purchase Agreement or as stated therein and is not intended as a document for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the SEC.

The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report.

This Current Report does not constitute an offer to sell the Shares or a solicitation of an offer to buy these Shares, nor shall there be any sale of these Shares in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Entry into Letter of Intent

On December 19, 2016, the Company entered into a letter of intent with Bendon Limited (the “LOI”), an intimate apparel company based in New Zealand (“Bendon”), for a proposed merger of the companies, pursuant to which a newly-formed, wholly-owned subsidiary of the Company would merge with and into Bendon (the “Merger”). The LOI became binding on the Company on January 12, 2017 upon entry into the Purchase Agreement. Upon consummation of the proposed Merger, Bendon would be the surviving corporation, continuing in existence as a wholly-owned subsidiary of the Company. As contemplated by the LOI, the Company would issue the holders of ordinary shares of Bendon an aggregate of 118,812,163 shares of common stock of the Company. Completion of the proposed Merger is subject to the negotiation of a definitive merger agreement (the “Merger Agreement”), satisfaction of the conditions negotiated therein and approval of the proposed Merger by the Company’s stockholders. Pursuant to the terms of the LOI, the Company’s management, as well as certain insiders, will agree to sign voting agreements pursuant to which each stockholder will grant a proxy and/or agree to vote for the proposed Merger at any meeting of stockholders. In addition, key employees of Bendon will be offered employment with the Company, to be effective upon completion of the proposd Merger and Ms. Carole Hochman, the Company’s current Chief Executive Officer, Chief Creative Officer, and Chairwoman of its board of directors, will be offered continued employment pursuant to an employment agreement. Further, the Company is required to (i) appoint two new directors to the Company’s board of directors, (ii) adhere to a no-shop provision until the earlier of the date the Merger Agreement is executed or the LOI is terminated, and (iii) issue 2.5 million shares of common stock to Bendon in the event the Merger Agreement is not executed by February 10, 2017 or the Merger is not consummated within six months thereafter (each a “Merger Milestone”); provided, however, that the Company shall not be required to issue Bendon such shares if Bendon’s action(s) or lack thereof has been the principal cause of or resulted in the failure of the parties to achieve a Merger Milestone.

In accordance with the terms of the LOI, Bendon agreed to introduce investors to the Company, which are not affiliated with Bendon, to participate in a financing resulting in aggregate gross proceeds of up to $2.5 million, subject to adjustment as set forth in the LOI.  Such investors are participating in the Offering.

The foregoing summary of the LOI does not purport to be complete and is qualified in its entirety by reference to the LOI, a copy of which is filed as Exhibit 10.3 to this Current Report.

Voting Agreements

In connection with the LOI, the Company has entered into voting agreements (each, a “Voting Agreement”) with all directors and officers of the Company and will enter into agreements with certain stockholders of the Company, representing approximately 22% of the issued and outstanding shares of common stock following the offering. Pursuant to the Voting Agreements, among other things, the signatories thereto have agreed to vote all of their shares of common stock, as well as any additional shares acquired after the date of the Voting Agreements, if any, in support of the Merger.

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Voting Agreement, which is filed as Exhibit 10.2 hereto.

Item 3.02	Unregistered Sales of Equity Securities.

As previously disclosed, the Company issued each of Carole Hochman, David Hochman and Andrew Kaplan a convertible promissory note in the principal amount of $112,000, $12,000 and $100,000, respectively (each a “Note” and collectively, the “Notes”). In accordance with the terms and conditions of the Notes, upon completion of the Offering, the outstanding balance of each Note automatically converted into shares of common stock. Ms. Hochman converted an outstanding balance of $114,320 into 92, 943 shares based on a conversion price per share of $1.23 and Mr. Hochman and Mr. Kaplan converted an outstanding balance of $12,210 and $101,751, respectively, into 11,740 shares and 97,837 shares based on a conversion price per share of $1.04. Upon completion of the Offering and the issuance of the shares upon conversion of the Notes, the Company has 8,152,313 shares of common stock outstanding.

The shares of common stock issued upon conversion of the Notes were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D promulgated thereunder.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the LOI, on January 17, 2017, the board of directors of the Company elected Justin Davis-Rice and Edward Peter Hanson to serve as directors on the board of directors until the Company’s next annual meeting of stockholders or until their earlier resignation or removal. Mr. Rice is the Executive Chairman of Bendon. Except with respect to the LOI in which Mr. Rice has in interest due to his position at Bendon, the Company has not entered into any transactions with Messrs. Rice and Hanson that are reportable pursuant to Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD.

On January 13, 2017, the Company issued a press release announcing the Offering. The press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

On January 13, 2017, the Company issued a joint press release with Bendon relating to the Merger. A copy of the joint press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933 or the Exchange Act except as shall be expressly set forth by specific reference in such filing or document.

Item 8.01.	Other Information.

As previously disclosed, on September 23, 2016, the Company received written notice from the Listing Qualifications Staff of The NASDAQ Stock Market (“NASDAQ”) notifying the Company that it no longer complies with NASDAQ Listing Rule 5550(b)(1) due to the Company’s failure to maintain a minimum of $2,500,000 in stockholders’ equity (the “Minimum Stockholders’ Equity Requirement”) or any alternatives to such requirement. The Company reported stockholders’ equity of $420,941 in its Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2016. In November 2016, the Company provided NASDAQ with a plan to regain compliance, which among other things, discussed the proposed Merger. In December 2016, NASDAQ granted the Company an extension of up to 180 calendar days from the date of the notice, or until March 22, 2017, to evidence compliance with the Minimum Stockholders’ Equity Requirement. The Company is working diligently to satisfy the Minimum Stockholders’ Equity Requirement; however, it cannot make any assurance that it will comply by March 22, 2017. In the event the Company does not satisfy such requirement, NASDAQ will provide written notification that the Company’s common stock will be delisted. At that time, the Company may appeal NASDAQ’s determination to a hearings panel.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description

5.1	Opinion of Duane Morris LLP*

10.1	Securities Purchase Agreement dated January 12, 2017, between Naked Brand Group Inc. and certain investors*

10.2	Form of Voting Agreement*

10.3	Letter of Intent, dated December 19, 2016*

23.1	Consent of Duane Morris LLP (included in Exhibit 5.1)*

99.1	Press Release, dated January 13, 2017**

99.2	Press Release, dated January 13, 2017**

* Filed herewith.

** Furnished herewith.

Additional Information and Where to Find It

This communication does not constitute the solicitation of any vote or approval. This communication is being made in respect of the proposed Merger. The proposed Merger will be submitted to the stockholders of the Company for their consideration. In connection therewith, the Company intends to file relevant materials with the SEC, including a definitive proxy statement. Such documents are not currently available. Before making any voting or investment decision with respect, investors and security holders of the Company are urged to read the definitive proxy statement and the other relevant materials filed or to be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Company, Bendon and the proposed Merger. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC web site at www.sec.gov. In addition, investors and security holders of the Company may obtain free copies of the documents filed with the SEC by the Company by directing a written request to: Naked Brand Group Inc., 95 Madison Avenue, 10th Floor, New York, New York 10016, Attention: Investor Relations.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Merger. Information regarding the participants in the proxy solicitation of the stockholders of the Company and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement regarding the proposed Merger and other relevant materials to be filed with the SEC by the Company when they become available. Additional information regarding the directors and executive officers of the Company is also included in the Company’s Annual Report on Form 10-K for the year ended January 31, 2016 and the proxy statement for Naked’s 2016 Annual Meeting of Stockholders. These documents are available free of charge at the SEC’s web site (www.sec.gov) and from Investor Relations at Naked at the address described above.

Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this document, other than purely historical information, including estimates, projections and statements relating to the Company’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in or incorporated by reference into this current report on Form 8-K regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. Examples of such statements include, but are not limited to, statements relating to the structure, timing and completion of the proposed Merger; the Company’s continued listing on the NASDAQ Capital Market until closing of the proposed Merger; the combined company’s listing on the NASDAQ Capital Market after closing of the proposed Merger; expectations regarding the capitalization, resources and ownership structure of the combined company; the adequacy of the combined company’s capital to support its future operations; the Company’s and Bendon’s plans, objectives, expectations and intentions; the nature, strategy and focus of the combined company; the executive and board structure of the combined company; and expectations regarding voting by the Company’s stockholders. The Company and/or Bendon may not actually achieve the plans, carry out the intentions or meet the expectations disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, risks and uncertainties associated with stockholder approval of and the ability to consummate the proposed Merger through the process being conducted by the Company and Bendon, the ability of the Company to enter into the Merger Agreement and consummate such transaction, the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient resources of the combined company to meet its business objectives and operational requirements, the ability to realize the expected synergies or savings from the proposed Merger in the amounts or in the timeframe anticipated, the risk that competing offers or acquisition proposals will be made, the ability to integrate Naked’s and Bendon’s businesses in a timely and cost-efficient manner, the inherent uncertainty associated with financial projections, and the potential impact of the announcement or closing of the proposed Merger on customer, supplier, employee and other relationships. The Company disclaims any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAKED BRAND GROUP INC.

By: /s/ Kai-Hsiang Lin
Kai-Hsiang Lin
Vice President of Finance

Date: January 17, 2017

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Duane Morris LLP*

10.1	Securities Purchase Agreement dated January 12, 2017, between Naked Brand Group Inc. and certain investors*

10.2	Form of Voting Agreement*

10.3	Letter of Intent, dated December 19, 2016*

23.1	Consent of Duane Morris LLP (included in Exhibit 5.1)*

99.1	Press Release, dated January 13, 2017**

99.2	Press Release, dated January 13, 2017**

* Filed herewith.

** Furnished herewith.